Exhibit 24.1


                       DEUTSCHE MORTGAGE SECURITIES, INC.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael Commaroto as his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Deutsche Mortgage Securities, Inc.), to sign any Registration Statement on Form S-3 and any or all amendments thereto (including post-effective amendments) of Deutsche Mortgage Securities, Inc. under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



         SIGNATURE                                    CAPACITY                                  DATE
         ---------                                    --------                                  ----
/s/ Michael Commaroto                   Director and President (Principal                 October 22, 2002
-----------------------------           Executive Officer)
Michael Commaroto

/s/ Douglas R. Barnard                  Treasurer (Principal Financial Officer and        October 22, 2002
-----------------------------           Principal Accounting Officer)
Douglas R. Barnard

/s/ Richard W. Ferguson                 Director                                          October 22, 2002
----------------------------
Richard W. Ferguson

/s/ Joseph J. Rice                      Director                                          October 22, 2002
----------------------------
Joseph J. Rice

/s/ Philip N. Weingord                  Director                                          October 22, 2002
----------------------------
Philip N. Weingord